KS:E:\EE\ClassT497C\CLASTPRO.rtf

                                  PROSPECTUS
                              February 28, 1999


                       The Advisors Group Reserve Fund
            a class of Calvert First Government Money Market Fund

                                     and

                     The Advisors Group Tax-Free Reserves
         a class of Calvert Tax-Free Reserves Money Market Portfolio





Table of Contents                           Page

About the Funds
     Investment goals                       1
     Principal Investment Strategies        1
     Risks of Investing                     2
     Performance Chart                      3
     Fees and Expenses                      4
About the Advisor
     Management                             5
     Year 2000                              5
Shareholder Guide:
How to Buy Shares                           6
Dividends, Capital Gains and Taxes          7
How to Sell Shares                          8


These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fundamental Goals - Investment Objectives

The Advisors Group Reserve Fund
The Advisors Group Reserve Fund (the "Reserve Fund") is a U.S. Government-only money market fund that seeks to earn the highest possible yield consistent with safety, liquidity, and preservation of capital. In pursuing its objective, the Reserve Fund invests only in U.S. Government-backed obligations, including such obligations subject to repurchase agreements with recognized securities dealers and banks. The Reserve Fund seeks to maintain a constant net asset value of $1.00 per share.

The Reserve Fund is offered in this prospectus to investors with brokerage accounts at The Advisors Group, Inc.

The Advisors Group Tax-Free Reserves
The Advisors Group Tax-Free Reserves ("Tax-Free Reserves") seeks to earn the highest interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of Tax-Free Reserves. Tax-Free Reserves seeks to maintain a constant net asset value of $1.00 per share.

Tax-Free Reserves is offered in this prospectus to investors with brokerage accounts at The Advisors Group, Inc.

Principal Investment Strategies

Reserve Fund assets are invested only in short-term money market instruments, such as:
      obligations issued by the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, supported by the full faith and credit of the U.S. Government;
      Securities issued by the U.S. Government, its agencies and instrumentalities;
      repurchase agreements; and
      variable-rate demand notes.

Tax-Free Reserves assets are invested primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal income tax. Tax-Free Reserves invests in:
      high quality variable and floating rate demand notes and/or municipal obligations;
      municipal bonds and notes and tax-exempt commercial paper; and short-term fixed-rate obligations with remaining maturities of thirteen months or less.

The Advisor looks for securities with strong credit quality that are attractively priced. This may include investments with unusual features or privately placed issues, that are not widely followed in the fixed income marketplace. All investments must comply with the SEC money market fund requirements.

Risks of investing

The yield of the Reserve Fund and Tax-Free Reserves ("each Fund" or the "Funds") will change daily, depending on market interest rates, and tends to follow the same direction as the rates.

Dividends paid by each Fund will fluctuate as interest rates and net investment income fluctuate.

Investments in obligations not guaranteed by the full faith and credit of the U.S. Government are subject to the ability of the issuer to make payment at maturity.

Many of the instruments held by Tax-Free Reserves are supported by letters of credit issued by banks; thus, it has a wide exposure to the banking industry.

Tax-Free Reserves may purchase securities that have not been rated by a rating agency, so long as the Advisor determines they are of comparable credit quality.

Unrated and privately placed securities may be less liquid than those that are rated or have an active trading market.

The yield of each Fund will change in response to market interest rates. In general, as market rates go up so will the Fund's yield, and vice versa. Although the Fund tries to keep the value of its shares constant at $1.00 per share, extreme changes in market rates, and/or sudden credit deterioration of a holding could cause the value to decrease. The Funds limit the amount invested in any one issuer to try to lessen exposure.

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is still possible to lose money by investing in the Funds.

Bar Charts and Performance Tables

The bar charts and tables below show the annual returns and its long-term performance by calendar year for Class O of each of the Funds, shown as Calvert First Government for the Reserve Fund and CTFR Money Market for the Tax-Free Reserves Fund. The charts shows how the performance has varied from year to year. The tables compare Class O returns over time to the Lipper U.S. Government Money Market Funds Index for the Reserve Fund, and the Lipper Tax-Exempt Money Market Funds Index for Tax-Free Reserves. Each index is a composite index of the annual return of mutual funds that have similar investment goals. Each Fund's past performance does not necessarily indicate how it will perform in the future. Please note that performance for the Reserve Fund and Tax-Free Reserves is not shown since it was not available for either Fund during the time periods shown.

Bar Chart - Class O
1989          8.56%        1994         3.65%
1990          7.61%        1995         5.22%
1991          5.65%        1996         4.79%
1992          3.39%        1997         5.00%
1993          2.70%        1998         4.93%

Best Quarter (of periods shown)       Q2 '89     2.22%
Worst Quarter (of periods shown)      Q2 '93     0.66%

Average annual total returns for the periods ended December 31, 1998

                                    1 year     5 years    10 years
Calvert First Government Class O    4.93%      4.72%      5.13%
Lipper U.S. Government Money
Market Funds Index                  4.95%      4.79%      5.19%

Bar Chart - Class O
1989          6.47%        1994         2.81%
1990          6.04%        1995         4.02%
1991          4.96%        1996         3.33%
1992          3.17%        1997         3.38%
1993          2.41%        1998         3.22%

Best Quarter (of periods shown)       Q2 '89     1.67%
Worst Quarter (of periods shown)      Q1 '93     0.56%

Average annual total returns for the periods ended December 31, 1998

                                    1 year     5 years    10 years
CTFR Money Market Class O           3.23%      3.35%      3.97%
Lipper Tax-Exempt Money
Market Funds Index                  3.04%      3.06%      3.58%

For current yield information, call 1-800-777-1500.

Fees and Expenses of the Funds
These tables describe the fees and expenses you may pay if you buy and hold shares of each Fund.

A.   Shareholder Fees
     (fees paid directly from your investment)
                                                      Reserve        Tax-Free
                                                      Fund           Reserves
     Maximum Sales Load on Purchases                  None           None
     Maximum Deferred Sales Load                      None           None
     Maximum Sales Load on Reinvested Dividends       None           None
     Redemption Fees                                  None           None
     Exchange Fee                                     None           None

B.   Estimated Annual Fund Operating Expenses
     (expenses that are deducted from Fund assets)
                                                      Reserve        Tax-Free
                                                      Fund           Reserves
     Management Fees                                  0.50%          0.46%
     Distribution and service (12b-1) fees            0.25%          0.25%
     Other Expenses                                   0.19%          0.14%
     Total Annual Fund Operating Expenses             0.94%          0.85%

C.   Example:

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

               You invest $10,000 in a Fund for the time periods indicated; You redeem all shares at the end of the periods;
               Your investment has a 5% return each year; and The Fund's operating expenses remain the same.

         Although your actual costs may be higher or lower, under these assumptions your costs would be:

                      1 Year        3 Years      5 Years      10 Years

Reserve Fund          $87           $271         $471         $1,049

Tax-Free Reserves     $96           $300         $520         $1,155

Management and Advisory Fees

Calvert Asset Management Company, Inc. ("CAMCO") is the investment advisor for each Fund. CAMCO has been managing mutual funds since 1976, and is a subsidiary of Calvert Group, Ltd. CAMCO currently advises 25 Calvert funds, including the first and largest family of socially screened funds. CAMCO is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As of December 31, 1998, it had over $6 billion in assets under management.

CAMCO provides the Funds with investment supervision and management; administrative services and office space; and furnishes executive and other personnel to the Funds. CAMCO also pays the salaries and fees of all Trustees who are affiliated persons. CAMCO may pay certain advertising and promotional expenses of the Funds. Pursuant to the Investment Advisory Agreement, CAMCO is entitled to an annual advisory fee of 0.25% of the average daily net assets of the Reserve Fund. The Tax-Free Reserves Investment Advisory Agreement entitles CAMCO to receive an annual advisory fee of 0.25% of the first $500 million of average daily net assets, 0.20% of the next $500 million, and 0.15% on assets of $1 billion or more. CAMCO may voluntarily waive a portion of its advisory fee.

A Word About the Year 2000 (Y2K) and Our Computer Systems

Like other mutual funds, CAMCO and its service providers use computer systems for all aspects of our business -- processing shareholder and fund transactions, fund accounting, executing trades, and pricing securities just to name a few. Many current software programs cannot distinguish between the year 2000 and the year 1900. This can cause problems with retirement plan distributions, dividend payment software, transaction software, and numerous other areas that could impact the Funds. Calvert Group has been reviewing all of its computer systems for Y2K compliance. Although, at this time, there can be no assurance that there will be no negative impact on the Funds, the Advisor, the underwriter, transfer agent and custodian have advised the Funds that they have been actively working on any necessary changes to their computer systems to prepare for Y2K and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

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                              SHAREHOLDER GUIDE
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HOW TO BUY SHARES

Please contact your local office of The Advisors Group, Inc. to open your money market account. All transactions will be processed electronically through the National Financial Proprietary Money Market Sweep Program on behalf of The Advisors Group, Inc.

There is no minimum for initial investments and no minimum for subsequent investments, provided you have a brokerage account with The Advisors Group, Inc.

Because you are purchasing shares through a program of services offered by The Advisors Group, Inc., a registered broker/dealer and investment advisor, you should read program materials together with this Prospectus. Certain account features have been modified for this program, and The Advisors Group, Inc. may impose charges for their services.

Important - How Shares are Priced
The price of shares is based on each Fund's net asset value ("NAV"). NAV is determined according to the "amortized cost" method. It is computed per class by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). Each Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, such as Columbus Day and Veterans Day, when the NYSE is open and each Fund is open, but no purchases may be made due to the closure of the banking system.

When Your Account Will Be Credited
Your purchase will be processed at the NAV next calculated after your order is received. Electronic sweeps into an account begin earning dividends the next business day.

Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order.

DIVIDENDS, CAPITAL GAINS AND TAXES

Each Fund accrues dividends daily from its net investment income, and pays the dividends monthly. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired.

Dividend payment options
Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid in cash (by check).

Federal Taxes
In January, The Advisors Group, Inc. will mail Form 1099-DIV, indicating taxable dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

Other Tax Information
In addition to federal taxes for the Reserve Fund, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from US government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number
If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 31% of your reportable dividends, and possibly 31% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day the Funds are open for business, provided the amount requested is not on hold. Your shares will be redeemed at the next NAV calculated after your redemption request is received. You will receive dividends through the date the request is received and processed. The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. The Funds have the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed. Please note that there are some federal holidays such as Columbus Day and Veterans Day, when the NYSE is open and each Fund is open, but redemptions cannot be made due to the closure of the banking system.

BY TELEPHONE
You may redeem shares from your account by telephone and have your money sent by check, electronically transferred, or wired to a bank you have previously authorized by contacting your local office of The Advisors Group, Inc.

CHECKWRITING
Checkwriting will be offered through The Advisors Group, Inc. The checkwriting features vary, depending on what you choose when you open the money market sweep account with The Advisors Group, Inc. Please see The Advisors Group, Inc. program materials for information.

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                             To Open an Account:
                                 800-777-1500

                           Performance and Prices:
                                 800-777-1500

                        Service for Existing Accounts:
                                 800-777-1500

                           Registered, Certified or
                               Overnight Mail:
                           The Advisors Group, Inc.
                            7315 Wisconsin Avenue
                           Bethesda, Maryland 20814

                            PRINCIPAL UNDERWRITER
                          Calvert Distributors, Inc.
                            4550 Montgomery Avenue
                                 Suite 1000N
                           Bethesda, Maryland 20814

Outside Back Cover Page

Statements of Additional Information ("SAIs") (dated February 28, 1999) for the Funds have been filed with the Securities and Exchange Commission and is incorporated by reference. Additional information about each Fund's investments is available in each Fund's annual and semi-annual reports to shareholders. The SAIs and each Fund's annual and semi-annual reports are available, without charge and upon request, from the Funds at 800-777-1500.


Information about the Funds (including the SAIs) can be reviewed at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, by payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


811-2633 First Variable Rate Fund

811-3101 Calvert Tax-Free Reserves

                          Calvert Tax-Free Reserves
                            Money Market Portfolio
                            Limited-Term Portfolio

                     Statement of Additional Information

                              February 28, 1999

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

SHAREHOLDER SERVICE
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
National Financial Data Services, Inc.
1004 Baltimore
6th Floor
Kansas City, Missouri 64105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers
250 West Pratt Street
Baltimore, Maryland 21201


     TABLE OF CONTENTS

     Investment Objective                                      2
     Investment Policies                                       2
     Investment Restrictions                                   4
     Purchases and Redemptions of Shares                       4
     Reduced Sales Charges                                     5
     Dividends and Distributions                               5
     Tax Matters                                               6
     Valuation of Shares                                       6
     Calculation of Yield and Total Return                     7
     Advertising                                               9
     Trustees and Officers                                     9
     Investment Advisor                                       11
     Administrative Services                                  12
     Transfer and Shareholder Servicing Agents                12
     Independent Accountants and Custodians                   12
     Method of Distribution                                   13
     Portfolio Transactions                                   13
     General Information                                      13
     Control Persons and Principal Holders of Securities      14
     Appendix                                                 15

STATEMENT OF ADDITIONAL INFORMATION-February 28, 1999

                          CALVERT TAX-FREE RESERVES
                            Money Market Portfolio
                            Limited-Term Portfolio
               4550 Montgomery Avenue, Bethesda, Maryland 20814
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New Account Information
         (800) 368-2748
         (301) 951-4820

Shareholder Services
         (800) 368-2745

Broker Services
         (800) 368-2746
         (301) 951-4850

TDD for the Hearing- Impaired
         (800) 541-1524

         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Calvert Tax-Free Reserves Prospectus, dated April 30, 1998 for Class O and I, and February 28, 1999 for Class T, which may be obtained free of charge by writing the Fund at the above address or calling the telephone numbers listed above.

         The audited financial statements in the Portfolios' Annual Report to Shareholders dated December 31, 1998, are expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge by writing or calling the Portfolios.

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                             INVESTMENT OBJECTIVE
------------------------------------------------------------------------------

         The Money Market and Limited-Term Portfolios (the "Portfolios") are series of Calvert Tax-Free Reserves (the "Fund"), and are designed to provide individual and institutional investors in higher tax brackets with the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics prescribed for each Portfolio. The Money Market Portfolio further seeks to maintain a constant net asset value of $1.00 per share. There is, of course, no assurance that the Portfolios will be successful in meeting their investment objectives or maintaining the Money Market Portfolio's net asset value constant at $1.00 per share because there are inherent risks in the ownership of any investment.
         Dividends paid by the Portfolios will fluctuate with income earned on investments. In addition, the dividends and distributions paid and the value of each share will vary by class of shares; the value of the Limited-Term Portfolio's shares will fluctuate to reflect changes in the market value of the Portfolio's investments. The Portfolios will attempt, through careful management and diversification, to reduce these risks and enhance the opportunities for higher income and greater price stability.

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                             INVESTMENT POLICIES
------------------------------------------------------------------------------

         The Money Market Portfolio and Limited-Term Portfolio each invest primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal income tax. The Portfolios differ in their anticipated income yields, quality, length of average weighted maturity, and capital value volatility. A complete explanation of municipal obligations and municipal bond and note ratings is set forth in the Appendix.
         The credit rating of each Portfolio's assets as of its most recent fiscal year-end appears in the Annual Report to Shareholders, incorporated by reference herein.

Variable Rate Demand Notes
         The Board of Trustees has approved investments in floating and variable rate demand notes upon the following conditions: the Fund has right of demand, upon notice not to exceed thirty days, against the issuer to receive payment; the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates. The remaining maturity of such demand notes is deemed the period remaining until such time as the Fund has the right to dispose of the notes at a price which approximates par and market value.

Municipal Leases
         The Portfolio may invest in municipal leases, or structured instruments where the underlying security is a municipal lease. A municipal lease is an obligation of a government or governmental authority, not subject to voter approval, used to finance capital projects or equipment acquisitions and payable through periodic rental payments. The Portfolio may purchase unrated leases. The Fund's Advisor, under the supervision of the Board of Trustees/Directors, is responsible for determining the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Certain municipal leases may be considered illiquid and subject to the Portfolio's limit on illiquid securities. The Board of Trustees/Directors has directed the Advisor to treat a municipal lease as a liquid security if it satisfies the following conditions: (A) such treatment must be consistent with the Portfolio's investment restrictions; (B) the Advisor should be able to conclude that the obligation will maintain its liquidity throughout the time it is held by the Portfolio, based on the following factors: (1) whether the lease may be terminated by the lessee; (2) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (3) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); (4) the likelihood that the lessee will
discontinue   appropriating  funding  for  the  leased  property  because  the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"), and (5) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; (C) the Advisor should determine whether the obligation can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued it for purposes of calculating the Portfolio's net asset value, taking into account the following factors: (1) the frequency of trades and quotes; (2) the volatility of quotations and trade prices; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); (6) the rating of the security and the financial condition and prospects of the issuer; and (7) other factors relevant to the Portfolio's ability to dispose of the security; and (D) the Advisor should have reasonable expectations that the municipal lease obligation will maintain its liquidity throughout the time the instrument is held by the Portfolio.

Obligations with Puts Attached
         The Fund has authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can acquire at the same time the right to sell the securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put." A Portfolio may not acquire obligations subject to puts if immediately thereafter, with respect to 75% of the total amortized cost value of its assets, that Portfolio would have more than 5% of its assets invested in securities underlying puts from the same institution. A Portfolio may, however, invest up to 10% of its assets in securities underlying unconditional puts from the same institution. Unconditional puts are readily exercisable in the event of a default in payment of principal or interest on the underlying securities. The Money Market Portfolio must limit its portfolio investments, including puts, to instruments of high quality as determined by a nationally recognized statistical rating organization.

Temporary Investments
         Short-term money market type investments consist of: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit of banks with assets of one billion dollars or more; commercial paper or other corporate notes of investment grade quality; and any of such items subject to short-term repurchase agreements.
         The Fund intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities. To minimize taxable income, the Fund may also hold cash which is not earning income. It is a fundamental policy of the Fund that during normal market conditions the Fund's assets be invested so that at least 80% of the Fund's annual income will be tax-exempt.

When-Issued Purchases
         New issues of municipal obligations are offered on a when-issued basis; that is, delivery and payment for the securities normally take place 15 to 45 days after the date of the transaction. The payment obligation and the yield that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Limited-Term Portfolio will only make commitments to purchase these securities with the intention of actually acquiring them, but may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.
         Securities purchased on a when-issued basis and the securities held in Limited-Term are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher interest income, the Limited-Term Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets may vary.
         When the time comes to pay for when-issued securities, Limited-Term will meet its obligations from then available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than Limited-Term's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital losses and capital gains which are not exempt from federal income tax. When issued securities do not earn income until they have in fact been issued.
         When Limited-Term purchases a when-issued security, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account with Limited-Term's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the when-issued purchase, thereby ensuring the transaction is unleveraged.

------------------------------------------------------------------------------
                           INVESTMENT RESTRICTIONS
------------------------------------------------------------------------------

Fundamental Investment Restrictions
         The Portfolios have adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolios.

         (1) Each Portfolio may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.
         (2) Each Portfolio may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.
         (3) Each Portfolio may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of the affected Portfolio's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, each Portfolio may pledge, mortgage or hypothecate its assets.
         (4) Each Portfolio may not underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of municipal obligations in accordance with a Portfolio's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.
         (5) Each Portfolio may not invest directly in commodities or real estate, although a Portfolio may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.
         (6) Each Portfolio may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with each Portfolio's investment objective, policies and restrictions, shall not constitute the making of a loan.

Nonfundamental Investment Restrictions
         The Board of Trustees has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

         (1) Each Portfolio may not purchase common stocks, preferred stocks, warrants, or other equity securities.
         (2) Each Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of the affected Portfolio's total assets.
         (3) Each Portfolio may not sell securities short, purchase securities on margin, or write put or call options, except as permitted for Long-Term and Vermont in connection with transactions in futures contracts and options thereon. Each Portfolio reserves the right to purchase securities with puts attached or with demand features.
         (4) Each Portfolio may not write or purchase put or call options.

------------------------------------------------------------------------------
                     PURCHASES AND REDEMPTIONS OF SHARES
------------------------------------------------------------------------------

         Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. No certificates will be issued for fractional shares.
         Draft writing is available for the Money Market Portfolio. Shareholders wishing to use the draft writing service should complete the signature card enclosed with the Investment Application. This service will be subject to the customary rules and regulations governing checking accounts, and the Portfolio reserves the right to change or suspend the service. Generally, there is no charge to you for the maintenance of this service or the clearance of drafts, but the Portfolio reserves the right to charge a service fee for drafts returned for insufficient funds. As a service to shareholders, the Portfolio may automatically transfer the dollar amount necessary to cover drafts you have written on the Portfolio to your account from any other of your identically registered accounts in Calvert money market funds or Calvert Insured Plus. The Portfolio may charge a fee for this service.
         Drafts presented to the Custodian for payment which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days will not be honored.
         When a payable through draft ("check") is presented for payment, a sufficient number of full and fractional shares from the shareholder's account to cover the amount of the draft will be redeemed at the net asset value next determined. If there are insufficient shares in the shareholder's account, the draft will be returned.
         To change redemption instructions already given, shareholders must send a written notice to Calvert Group, c/o NFDS, 6th Floor, 1004 Baltimore, Kansas City, MO 64105, with a voided copy of a check for the bank wiring instructions to be added. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, savings and loan association, trust company, member firm of any national securities exchange, or credit union. Further documentation may be required from corporations, fiduciaries, and institutional investors.
         The right of redemption may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the SEC, or if the Commission has ordered such a suspension for the protection of shareholders. Redemption proceeds are normally mailed or wired the next business day after a proper redemption request has been received, unless redemptions have been suspended or postponed as described above.
         Redemption proceeds are normally paid in cash. However, the Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less.

------------------------------------------------------------------------------
                            REDUCED SALES CHARGES
------------------------------------------------------------------------------

         The Limited-Term Portfolio imposes reduced sales charges for shares in certain situations in which the Principal Underwriter (which offers the Portfolio's shares continuously and on a "best efforts" basis) and the dealers selling Limited-Term Portfolio shares may expect to realize significant economies of scale with respect to such sales. Generally, sales costs do not increase in proportion to the dollar amount of the shares sold; the per-dollar transaction cost for a sale to an investor of shares worth, say, $5,000 is generally much higher than the per-dollar cost for a sale of shares worth $1,000,000. Thus, the applicable sales charge declines as a percentage of the dollar amount of shares sold as the dollar amount increases.
         When a shareholder agrees to make purchases of shares over a period of time totaling a certain dollar amount pursuant to a Letter of Intent, the Underwriter and selling dealers can expect to realize the economies of scale applicable to that stated goal amount. Thus the Portfolio imposes the sales charge applicable to the goal amount. Similarly, the Underwriter and selling dealers also experience cost savings when dealing with existing Portfolio shareholders, enabling the Portfolio to afford existing shareholders the Right of Accumulation. The Underwriter and selling dealers can also expect to realize economies of scale when making sales to the members of certain qualified groups which agree to facilitate distribution of Portfolio shares to their members. See "Exhibit A - Reduced Sales Charges" in the Limited-Term Prospectus.

------------------------------------------------------------------------------
                         DIVIDENDS AND DISTRIBUTIONS
------------------------------------------------------------------------------

         The Money Market Portfolio declares daily and pays monthly dividends of its daily net income to shareholders of record as of the close of business each business day, thus allowing daily compounding of dividends. The Limited-Term Portfolio declares and pays monthly dividends of its net income to shareholders of record as of the close of business on each designated monthly record date. Dividends and distributions paid by each Portfolio may differ among the classes. Net investment income consists of the interest income earned on investments (adjusted for amortization of original issue discounts or premiums or market premiums), less estimated expenses. Capital gains, if any, are normally paid once a year and will be automatically reinvested at net asset value in additional shares. Dividends and any distributions are automatically reinvested in additional shares of the Fund, unless you elect to have the dividends of $10 or more paid in cash (by check or by Calvert Money Controller). You may also request to have your dividends and distributions from the Portfolio invested in shares of any other Calvert Group Fund, subject to the applicable sales charge for that Fund or Portfolio. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares.
         Purchasers of shares of the Money Market Portfolio will begin receiving dividends upon the date federal funds are received by the Fund. Shareholders redeeming shares by telephone electronic funds transfer or written request will receive dividends through the date that the redemption request is received; Money Market Portfolio shareholders redeeming shares by draft will receive dividends up to the date such draft is presented to the Portfolio for payment.

------------------------------------------------------------------------------
                                 TAX MATTERS
------------------------------------------------------------------------------

         The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. If for any reason one of the Funds should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.
         The Portfolio's dividends of net investment income constitute exempt-interest dividends on which shareholders are not generally subject to federal income tax; however under the Act, dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for individuals and for corporations. Each Portfolio's dividends derived from taxable interest and distributions of net short-term capital gains, whether taken in cash or reinvested in additional shares, are taxable to shareholders as ordinary income and do not qualify for the dividends received deduction for corporations.
         A shareholder may also be subject to state and local taxes on dividends and distributions from the Fund. The Fund will notify shareholders annually about the federal tax status of dividends and distributions paid by the Fund and the amount of dividends withheld, if any, during the previous year.
         The Code provides that interest on indebtedness incurred or continued in order to purchase or carry shares of a regulated investment company which distributes exempt-interest dividends during the year is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund. "Substantial user" is generally defined as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds.
         Investors  should  note  that  the  Code  may  require  investors  to
exclude  the  initial  sales   charge,   if  any,  paid  on  the  purchase  of
Limited-Term Portfolio shares from the tax basis of those shares if the shares are exchanged for shares of another Calvert Group Fund within 90 days of purchase. This requirement applies only to the extent that the payment of the original sales charge on the shares of the Portfolio causes a reduction in the sales charge otherwise payable on the shares of the Calvert Group Fund acquired in the exchange, and investors may treat sales charges excluded from the basis of the original sales as incurred to acquire the new shares.
         The Fund is required to withhold 31% of any long-term capital gain dividends and 31% of each redemption transaction occurring in the Limited-Term Portfolio if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on capital gain dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         In addition, the Limited-Term Portfolio is required to report to the Internal Revenue Service the following information with respect to redemption transactions in the Portfolio: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the dollar value of the redemptions; and (c) the Portfolio's identifying CUSIP number.
         Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S.
possession, a foreign government, an international organization, or any political subdivision, agency, or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

------------------------------------------------------------------------------
                             VALUATION OF SHARES
------------------------------------------------------------------------------

Money Market Portfolio
         The Money Market Portfolio's assets, including commitments to purchase securities on a when-issued basis, are normally valued at their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money
Market  Portfolio  resulted  in  a  lower  aggregate   portfolio  value  on  a
particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.
         Rule 2a-7 under the Investment Company Act of 1940 permits the Fund to value the assets of the Money Market Portfolio at amortized cost if the Money Market Portfolio maintains a dollar-weighted average maturity of 90 days or less and only purchases obligations having remaining maturities of one year or less. Rule 2a-7 requires, as a condition of its use, that the Money Market Portfolio invest only in obligations determined by the Trustees to be of high quality with minimal credit risks and further requires the Trustees to establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share based on amortized cost. If such deviation exceeds 0.50%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate, including: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or the establishment of a net asset value per share based on available market quotations.

Limited-Term Portfolio
         The Limited-Term Portfolio's assets are valued, utilizing the average bid dealer market quotation as furnished by an independent pricing service. Securities and other assets for which market quotations are not readily  available  are  valued  based  on  the  current  market  for  similar securities or assets, as determined in good faith by the Fund's Advisor under the supervision of the Board of Trustees.
         Valuations, market quotations and market equivalents are provided the Portfolio by Kenny S&P Evaluation Services, a subsidiary of McGraw-Hill. The use of Kenny as a pricing service by the Portfolio has been approved by the Board of Trustees. Valuations provided by Kenny are determined without exclusive reliance on quoted prices and take into consideration appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
         Each Portfolio determines the net asset value of its shares every business day at the close of the regular session of the New York Stock Exchange (generally, 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Portfolios do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Net Asset Value and Offering Price Per Share, 12/31/98
Money Market Portfolio
         Class O ($1,355,321,661/1,355,203,424 shares)            $1.00
         Institutional Class ($246,966,868/246,940,916 shares)    $1.00
         Class T not available on 12/31/98

Limited-Term Portfolio
         Net asset value per share
         ($547,212,080/51,073,163 shares)                        $10.71
         Maximum sales charge
         (1.00% of offering price)                                 0.11
         Offering price per share                                $10.82

------------------------------------------------------------------------------
                    CALCULATION OF YIELD AND TOTAL RETURN
------------------------------------------------------------------------------

Money Market Portfolio
         From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. Yield is calculated separately by class. The "yield" of the Money Market Portfolio refers to the income generated by an investment in the Portfolio over a particular base period of time. The length and closing date of the base period will be stated in the advertisement. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. The Money Market Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period calculated according to the following formula:
             Effective yield = (base period return + 1)365/7 - 1
For the seven-day period ended December 31, 1998, the Money Market Portfolio's yield for Class O shares was 2.01% and its effective yield was 2.03%. For the seven-day period ended December 31, 1998, the Money Market Portfolio's yield for the Institutional Class of shares was 2.19% and its effective yield was 2.22%. Class T was not available on December 31, 1998; therefore, no yield is presented.

         The Money Market Portfolio also may advertise, from time to time, its "tax equivalent yield." The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed by taking the portion of the Portfolio's effective yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement. For the seven-day period ended December 31, 1998, the Money Market Portfolio's Class O tax equivalent yield, for an investor in the 36% federal income tax bracket was 3.17% and, for the 39.6% federal income tax bracket, 3.36%. For the seven-day period ended December 31, 1998, the Money Market Portfolio Institutional Class' tax equivalent yield, for an investor in the 36% federal income tax bracket was 3.47% and, for the 39.6% federal income tax bracket, 3.68%. Class T was not available on December 31, 1998.

Limited-Term Portfolio
         From time to time, the Limited-Term Portfolio advertises its "total return." Total return is calculated separately for each class. Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, five-year period, and period from inception of the Portfolio's offering of shares. Total return quotations for periods in excess of one year represent the average annual total return for the period included in the particular quotation. Total return is a computation of the Portfolio's dividend yield, plus or minus realized or unrealized capital appreciation or depreciation, less fees and expenses. All total return quotations reflect the deduction of the Portfolio's maximum sales charge, except quotations of "return without maximum load" which do not deduct the sales charge and "actual return," which reflect deduction of the sales charge only for those periods when a sales charge was actually imposed. Thus, in the formula below, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for actual return, P = a hypothetical initial payment of $1,000. Note: "Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" as referred to herein. Return without maximum load should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Total return is computed according to the following formula:

                               P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof, if applicable).
         Returns for the periods indicated are as follows:

                  With Max. Load        W/O Max. Load

One Year          2.82%                 2.04%
Five Years        3.70%                 3.91%
Ten Years         4.75%                 4.86%

         The Limited-Term Portfolio also advertises, from time to time, its "yield" and "tax equivalent yield." As with total return, both yield figures are historical and are not intended to indicate future performance.
         Unlike the yield quotations for the Money Market Portfolio, "yield" quotations for the Limited-Term Portfolio refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semi-annual, basis. The Limited-Term Portfolio's yield is computed according to the following formula:

                         Yield = 2[(a-b/cd)+1)6 - 1]

where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. Using this calculation, the Limited-Term Portfolio's yield for the month ended December 31, 1998 was 3.58%.
         The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Limited-Term Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed for each class by taking the portion of the yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement. For the thirty-day period ended December 31, 1998, the Portfolio's tax equivalent yield was 5.59% for an investor in the 36% federal income tax bracket, and 5.93% for an investor in the 39.6% federal income tax bracket.

------------------------------------------------------------------------------
                                 ADVERTISING
------------------------------------------------------------------------------

         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.
         Calvert Group is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, December 31, 1998). Calvert Group was also the first to offer a family of socially responsible mutual fund portfolios.

------------------------------------------------------------------------------
                            TRUSTEES AND OFFICERS
------------------------------------------------------------------------------

         RICHARD L. BAIRD, JR., Trustee. Mr. Baird is Executive Vice President for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc., Calvert New World Fund, Inc. and Calvert World Values Fund, Inc. DOB: 05/09/48. Address: 211 Overlook Drive, Pittsburgh, Pennsylvania 15216.
         FRANK H. BLATZ, JR., Esq., Trustee. Mr. Blatz is a partner in the law firm of Snevily, Ely, Williams & Blatz. He was formerly a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A. He is also a director of Calvert Variable Series, Inc. DOB: 10/29/35. Address: 308 East Broad Street, Westfield, New Jersey 07091.
         FREDERICK T. BORTS, M.D., Trustee. Dr. Borts is a radiologist with Kaiser Permanente. Prior to that, he was a radiologist at Bethlehem Medical Imaging in Allentown, Pennsylvania. DOB: 07/23/49. Address: 16 Iliahi
Street, Honolulu, Hawaii, 96817.
         CHARLES E. DIEHL, Trustee. Mr. Diehl is a self-employed consultant and is Vice President and Treasurer Emeritus of the George Washington University. He has retired from University Support Services, Inc. of Herndon, Virginia. Formerly, he was a Director of Acacia Mutual Life Insurance Company, and is currently a Director of Servus Financial Corporation. DOB: 10/13/22. Address: 1658 Quail Hollow Court, McLean, Virginia 22101.
         DOUGLAS E. FELDMAN, M.D., Trustee. Dr. Feldman is managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America. DOB: 05/23/48. Address: 7536 Pepperell Drive, Bethesda, Maryland 20817.
         PETER W. GAVIAN, CFA, Trustee. Mr. Gavian is President of Corporate Finance of Washington, Inc. Formerly, he was a principal of Gavian De Vaux Associates, an investment banking firm. He is also a Chartered Financial Analyst and an accredited senior business appraiser. DOB: 12/08/32. Address:
3005 Franklin Road North, Arlington, Virginia 22201.
         JOHN G. GUFFEY, JR., Trustee. Mr. Guffey is chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a director of the Community Bankers Mutual Fund of Denver, Colorado, a director of Ariel Funds, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund, Inc.
        Mr. Guffey has been advised that the Securities and Exchange Commission ("SEC") has entered an order against him relating to his former service as a director of Community Bankers Mutual Fund, Inc. This fund is not connected with any Calvert Fund or the Calvert Group and ceased operations in September, 1994. Mr. Guffey consented to the entry of the order without admitting or denying the findings in the order. The order contains findings (1) that the Community Bankers Mutual Fund's prospectus and statement of additional information were materially false and misleading because they misstated or failed to state material facts concerning the pricing of fund shares and the percentage of illiquid securities in the fund's portfolio and that Mr. Guffey, as a member of the fund's board, should have known of these misstatements and therefore violated the Securities Act of 1933; (2) that the price of the fund's shares sold to the public was not based on the current net asset value of the shares, in violation of the Investment Company Act of 1940 (the "Investment Company Act"); and (3) that the board of the fund, including Mr. Guffey, violated the Investment Company Act by directing the filing of a materially false registration statement. The order directed Mr. Guffey to cease and desist from committing or causing future violations and to pay a civil penalty of $5,000. The SEC placed no restrictions on Mr. Guffey's continuing to serve as a Trustee or Director of mutual funds. DOB: 05/15/48. Address: 388 Calli Calina, Santa Fe, New Mexico 87501.
         *BARBARA J. KRUMSIEK, President and Trustee. Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. She is a director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds. Ms. Krumsiek is the President of each of the investment companies, except for Calvert Social Investment Fund, of which she is the Senior Vice President. Prior to joining Calvert Group, Ms. Krumsiek served as a Managing Director of Alliance Fund Distributors, Inc. DOB: 08/09/52.
         M. CHARITO KRUVANT, Trustee. Ms. Kruvant is President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development. She is also a director of Acacia Federal Savings Bank. DOB: 12/08/45. Address: 5301 Wisconsin Avenue, N.W., Washington, D.C. 20015.
         ARTHUR J. PUGH, Trustee. Mr. Pugh is a Director of Calvert Variable Series, Inc., and serves as a director of Acacia Federal Savings Bank. DOB:
09/24/37. Address: 4823 Prestwick Drive, Fairfax, Virginia 22030.
         *DAVID R. ROCHAT, Senior Vice President and Trustee. Mr. Rochat is Executive Vice President of Calvert Asset Management Company, Inc., Director and Secretary of Grady, Berwald and Co., Inc., and Director and President of Chelsea Securities, Inc. He is the Senior Vice President of First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc., Calvert Cash Reserves, and The Calvert Fund. DOB: 10/07/37. Address: Box 93, Chelsea, Vermont 05038.
         *D. WAYNE SILBY, Esq., Trustee. Mr. Silby is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc. and Calvert New World Fund. Mr. Silby is Executive Chairman of Group Serve, Inc., an internet company focused on community building collaborative tools, and an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. He is also a Director of Acacia Mutual Life Insurance Company. DOB: 07/20/48. Address:
1715 18th Street, N.W., Washington, D.C. 20009.
         RENO J. MARTINI, Senior Vice President. Mr. Martini is a director and Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and President of Calvert-Sloan Advisers, L.L.C., and a director and officer of Calvert New World Fund. DOB: 1/13/50.
         RONALD M. WOLFSHEIMER, CPA, Treasurer. Mr. Wolfsheimer is Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C., and a director of Calvert Distributors, Inc.
DOB: 07/24/47.
         WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary. Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is also Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., a director of Calvert Distributors, Inc., and is an officer of Acacia National Life Insurance Company. DOB: 08/12/47.
         DANIEL K. HAYES, Vice President. Mr. Hayes is Vice President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds, except for Calvert New World Fund, Inc. DOB: 09/09/50.
         SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender is Associate General Counsel of Calvert Group, Ltd. and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds.
DOB: 01/29/59.
         KATHERINE STONER, Esq., Assistant Secretary. Ms. Stoner is
Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB:
10/21/56.
         IVY WAFFORD DUKE, Esq., Assistant Secretary. Ms. Duke is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds and Secretary and provides counsel to the Calvert Social Investment Foundation. Prior to working at Calvert Group, Ms. Duke was an Associate in the Investment Management Group of the Business and Finance Department at Drinker Biddle & Reath. DOB: 09/07/68.

         The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Trustees and officers of the Fund as a group own less than 1% of the Fund's outstanding shares. Trustees marked with an *, above, are "interested persons" of the Fund, under the Investment Company Act of 1940.
         Each of the above directors/trustees and officers is a director/trustee or officer of each of the investment companies in the Calvert Group of Funds with the exception of Calvert Social Investment Fund, of which only Messrs. Baird, Guffey and Silby and Ms. Krumsiek are among the trustees, Calvert Variable Series, Inc., of which only Messrs. Blatz, Diehl and Pugh, Ms. Krumsiek and Ms. Kruvant are among the directors, Calvert World Values Fund, Inc., of which only Messrs. Guffey and Silby and Ms. Krumsiek are among the directors, and Calvert New World Fund, Inc., of which only Ms. Krumsiek and Mr. Martini are among the directors.
         The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh and Ms. Kruvant. The Board's Investment
Policy Committee is composed of Messrs. Borts, Diehl, Gavian, Rochat and Silby and Ms. Krumsiek.
         During 1998, Trustees of the Fund not affiliated with the Fund's Advisor were paid $169,091 and $57,879 by the Money Market and Limited-Term Portfolios, respectively. Trustees of the Fund not affiliated with the Advisor currently receive an annual fee of $20,500 for service as a member of the Board of Trustees of the Calvert Group of Funds plus a fee of $750 to $1500 for each Board and Committee meeting attended; such fees are allocated among the Funds on the basis of their net assets.
         Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis.

                          Trustee Compensation Table

Fiscal Year 1998      Aggregate         Pension or        Total Compensation
                      Compensation      Retirement        from Benefits
(unaudited numbers)   from Registrant   Accrued as        Registrant and Fund
                      for Service       part of           Complex paid to
                      as Trustee        of Registrant     Trustee**
                                        Expenses*

Name of Trustee

Richard L. Baird, Jr. $24,732           $0                $39,550
Frank H. Blatz, Jr.   $25,797           $25,797           $42,100
Frederick T. Borts    $23,674           $0                $33,250
Charles E. Diehl      $25,803           $25,803           $41,500
Douglas E. Feldman    $25,797           $0                $36,250
Peter W. Gavian       $25,804           $12,902           $36,250
John G. Guffey, Jr.   $24,768           $0                $62,665
M. Charito Kruvant    $25,797           $15,477           $36,250
Arthur J. Pugh        $25,797           $0                $41,500
D. Wayne Silby        $24,739           $0                $67,780

*Messrs. Blatz, Diehl, Gavian and Pugh and Ms. Kruvant have chosen to defer a portion of their compensation. As of December 31, 1998, total deferred compensation, including dividends and capital appreciation, was $644,247.37, $672,374.09, $172,445.85, $216,322.53, and $23,295.55, for each trustee, respectively.
**As of December 31, 1998. The Fund Complex consists of nine (9) registered investment companies.

------------------------------------------------------------------------------
                              INVESTMENT ADVISOR
------------------------------------------------------------------------------

         The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., which is a controlled subsidiary of Ameritas Acacia Mutual Holding Company of Lincoln, Nebraska.
         The Advisory Contract between the Fund and the Advisor will remain in effect indefinitely, provided continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Trustees of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated without penalty by either party on 60 days' prior written notice; it automatically terminates in the event of its assignment.
         Under the Contract, the Advisor manages the investment and reinvestment of the Fund's assets, subject to the direction and control of the Fund's Board of Trustees. For its services, the Advisor receives an annual fee of:
         i) with respect to the Money Market Portfolio, prior to August 1, 1997, the fees were 0.50% of the first $500 million of such Portfolio's average daily net assets, 0.45% of the next $500 million of such assets, and
0.40% of all such assets over $1 billion. Effective August 1, 1997, the fees changed to 0.25% of the first $500 million of such Portfolio's average daily net assets, 0.20% of the next $500 million of such assets, and 0.15% of all such assets over $1 billion; and
         ii) with respect to the Limited-Term Portfolio, 0.60% of the first $500 million of the Portfolio's average daily net assets, 0.50% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion.
         The advisory fee is payable  monthly.  The Advisor reserves the right
(i) to waive all or a part of its fee and (ii) to compensate, at its expense, broker-dealers in consideration of their promotional and administrative services.
         The Advisor provides the Fund with investment advice and research, pays the salaries and fees of all Trustees and executive officers of the Fund who are principals of the Advisor, and pays certain Fund advertising and promotional expenses. The Fund pays all other administrative and operating expenses, including: custodial fees; shareholder servicing, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; insurance premiums; trade association dues; interest, taxes and other business fees; legal and audit fees; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
         The Advisor may voluntarily reimburse the Money Market and Limited-Term Portfolios for expenses. The advisory fees paid by the Money Market Portfolio to Calvert Asset Management Company were $7,776,716, $5,409,090, and $3,109,517 for years 1996, 1997, and 1998, respectively. The advisory fees paid by the Limited-Term Portfolio to Calvert Asset Management Company were $3,110,764, $3,164,772, and $3,048,758 for years 1996, 1997, and 1998, respectively.

------------------------------------------------------------------------------
                           ADMINISTRATIVE SERVICES
------------------------------------------------------------------------------

         Calvert Administrative Services Company ("CASC"), a wholly-owned subsidiary of Calvert Group, Ltd., has been retained by the Fund to provide certain administrative services necessary to the conduct of the Fund's affairs. Such services include the preparation of corporate and regulatory reports and filings, portfolio accounting, and the daily determination of net investment income and net asset value per share. Prior to August 1, 1997, CASC received a fee of $200,000 per year for providing such services, allocated among Portfolios based on assets. Effective August 1, 1997, the Money Market Class O, Institutional Class, and Class T pay annual rates of 0.26%, 0.05%, and 0.25% respectively, based on average daily net assets. Limited-Term and other portfolios of CTFR pay an annual fee of $80,000, allocated among the portfolios based on average daily net assets. The service fees paid by the Money Market Portfolio to Calvert Administrative Services Company were $128,255 for fiscal year 1996. The 1997 administrative services fees paid by CTFR Money Market were $1,682,754 and $24,010 for Class O and the Institutional Class, respectively. The 1998 administrative services fees paid by CTFR Money Market were $1,682,754 and $24,010 for Class O and the Institutional Class, respectively. Class T was not available during fiscal year 1998. The service fees paid by the Limited-Term Portfolio to CASC were $38,242, $43,210, and $41,317, for years 1996, 1997, and 1998, respectively.

------------------------------------------------------------------------------
                  TRANSFER AND SHAREHOLDER SERVICING AGENTS
------------------------------------------------------------------------------

         National Financial Data Services, Inc. ("NFDS"), a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
         Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd., has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts. Calvert Shareholder Services, Inc. was the sole transfer agent prior to January 1, 1998.
         For these services, NFDS and Calvert Shareholder Services, Inc. receive a fee based on the number of shareholder accounts and shareholder transactions, per Portfolio.

------------------------------------------------------------------------------
                    INDEPENDENT ACCOUNTANTS AND CUSTODIANS
------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP has been selected by the Board of Trustees to serve as independent accountants for fiscal year 1999. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, currently serves as custodian of the Portfolio's investments. First National Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Portfolio's cash assets. Neither custodian has any part in deciding the Portfolio's investment policies or the choice of securities that are to be purchased or sold for the Portfolio.

------------------------------------------------------------------------------
                            METHOD OF DISTRIBUTION
------------------------------------------------------------------------------

         The Portfolios have entered into a principal underwriting agreement with Calvert Distributors Inc. ("CDI"). Pursuant to the agreement, CDI serves as distributor and principal underwriter for the Portfolios. Under the terms of the agreement, CDI is entitled to receive a service fee and distribution fee from the Money Market Portfolio, paid through the Distribution Plan of Class T.
         Pursuant to Rule 12b-1 under the 1940 Act, Class T of the Money Market Portfolio has adopted a Distribution Plan (the "Plan") which permits it to pay certain expenses associated with the distribution and servicing of its shares. Such expenses may not exceed, on an annual basis, 0.25% of the average daily net assets of Class T.
         The Distribution Plan was approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The selection and nomination of the Trustees who are not interested persons is committed to the discretion of such disinterested Trustees. In establishing the Plan, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plan will benefit Class T and its shareholders.
         The Plan may be terminated by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan, or by vote of a majority of the outstanding shares of the affected class or Portfolio. Any change in the Plan that would materially increase the cost to the affected Class of Portfolio requires approval of the shareholders of that class; otherwise, the Plan may be amended by the Trustees, including a majority of the non-interested Trustees as described above. The Plan will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Trustees who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan, and (ii) the vote of a majority of the entire Board of Trustees.
         Apart from the Plan, the Advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Money Market Portfolio.
         Prior to the termination of Class C shares for the Limited Term Portfolio, CDI was entitled to receive a service fee and a distribution fee, payable monthly pursuant to the Limited-Term Portfolio's Distribution Plan, of 0.25%, respectively, of the Portfolio's average daily net assets. CDI also receives all sales charges imposed on Limited-Term Portfolio Class A shares and compensates broker-dealer firms for sales of shares at a maximum commission rate of 1.50%, as specified in the table of applicable sales charges (see "Alternative Sales Options" in the Prospectus).
         For the fiscal years ended December 31, 1996, 1997, and 1998, CDI received no sales charges in excess of the dealer reallowance. CDI paid $48,520, $101,072, and $129,017, in addition to commissions charged on sales of Limited-Term Portfolio, during fiscal years 1996, 1997, and 1998, respectively.

------------------------------------------------------------------------------
                            PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and the choice of brokers and dealers are made by the Fund's Advisor under the direction and supervision of the Fund's Board of Trustees.
         For the fiscal years ended December 31, 1997 and 1998, the portfolio turnover rates of the Limited-Term Portfolio were 52% and 45%, respectively. Broker-dealers who execute portfolio transactions on behalf of Limited-Term are selected on the basis of their professional capability and the value and quality of their services. The Advisor reserves the right to place orders for the purchase or sale of portfolio securities with broker-dealers who have sold shares of Limited-Term or who provide Limited-Term with statistical, research, or other information and services. Although any statistical research or other information and services provided by broker-dealers may be useful to the Advisor, the dollar value of such information and services is generally indeterminable, and its availability or receipt does not serve to materially reduce the Advisor's normal research activities or expenses. In fiscal years 1996, 1997, and 1998, no commissions were paid to any officer, trustee or Advisory Council member of the Fund or any of their affiliates. For the Limited-Term Portfolio, 1996, 1997, and 1998, aggregate brokerage commissions paid to broker-dealers were $48,520, $0, and $0, respectively.
         The Advisor may also execute portfolio transactions with or through broker-dealers who have sold shares of Limited-Term. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Limited-Term shares sold. The Advisor may compensate, at its expense, such broker-dealers in consideration of their promotional and administrative services.

------------------------------------------------------------------------------
                             GENERAL INFORMATION
------------------------------------------------------------------------------

         The Fund was organized as a Massachusetts business trust on October 20, 1980. The other series of the Fund include the Long-Term Portfolio, California Money Market Portfolio, and the Vermont Municipal Portfolio. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
         Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Money Market Portfolio offers Class O (offered in the Calvert Tax-Free Reserves Money Market Prospectus), the Institutional Class (offered in a separate prospectus), and Class T (offered in a separate prospectus). The three classes represent interests in the same portfolio of investments and are identical in all respects, except: (a) the classes may have different transfer agency fees; (b) postage and delivery, printing and stationery expenses will be separately allocated; and (c) the classes will have different dividend rates due solely to the effects of (a) and (b) above. Each class represents interests in the same portfolio of investments. Upon any liquidation of the Funds, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
         General costs, expenses, and liabilities of the Fund attributable to a particular Portfolio are borne by that Portfolio; costs, expenses, and liabilities not attributable to a particular Portfolio are allocated between the Fund's Portfolios on the basis of the respective net assets of each Portfolio.
         The Portfolios will send their shareholders unaudited semi-annual and audited annual reports that will include the Portfolios' net asset value per share, portfolio securities, income and expenses, and other financial information.
         This Statement of Additional Information does not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

------------------------------------------------------------------------------
             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
------------------------------------------------------------------------------

         As of February 25, 1999, the following shareholders owned of record 5% or more of the Class or Portfolio shown:

         Name and Address                        % of Ownership

         Wilmington Trust Co.
         FBO Diebold Inv. Co.
         Wilmington, Delaware                    19.63%,      Money     Market
Portfolio, Class I

         David Mastran
         Arlington, Virginia                     16.59%,      Money     Market
Portfolio, Class I

         The Grocers Supply Co., Inc.
         Houston, Texas                          11.45%,      Money     Market
Portfolio, Class I

         Pennsylvania Power & Light Co.
         Allentown, Pennsylvania                 11.12%,      Money     Market
Portfolio, Class I

         Analysts International Corporation
         Minneapolis, Minnesota                  7.27%,      Money      Market
Portfolio, Class I

         Desko Family Limited Partnership
         Latrobe, Pennsylvania                   6.70%,      Money      Market
Portfolio, Class I

         George and Janet Desko
         Latrobe, Pennsylvania                   6.69%,      Money      Market
Portfolio, Class I

         Maximus, Inc.
         McLean, Virginia                        5.89%,      Money      Market
Portfolio, Class I



------------------------------------------------------------------------------
                                   APPENDIX
------------------------------------------------------------------------------

Municipal Obligations
         Municipal   obligations  are  debt  obligations   issued  by  states,
cities, municipalities, and their agencies to obtain funds for various public purposes. Such purposes include the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses, and the lending of funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax in the opinion of bond counsel to the issuer. Although the interest paid on the proceeds from private activity bonds used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may be exempt from federal income tax, current federal tax law places substantial limitations on the size of such issues.
         Municipal obligations are generally classified as either "general obligation" or "revenue'' bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and among classifications.
         Municipal obligations are generally traded on the basis of a quoted yield to maturity, and the price of the security is adjusted so that relative to the stated rate of interest it will return the quoted rate to the purchaser.
         Short-term and limited-term municipal obligations include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Discount Notes. The maturities of these instruments at the time of issue generally will range between three months and one year. Pre-Refunded Bonds with longer nominal maturities that are due to be retired with the proceeds of an escrowed subsequent issue at a date within one year and three years of the time of acquisition are also considered short-term and limited-term municipal obligations.

Municipal Bond and Note Ratings
Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:
         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk.
         MIG 1: Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
         MIG2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
         MIG3: Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
         MIG4: Notes bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Description of Moody's Investors Service Inc.'s/Standard & Poor's municipal bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.
         C/C: This rating is only for no-interest income bonds.
         D: Debt in default; payment of interest and/or principal is in arrears.

                               LETTER OF INTENT


Date

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares of:_____________________ (Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety
(90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

         __ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.



Dealer


Name of Investor(s)

By
     Authorized Signer


Address


Signature of Investor(s)


Date


Signature of Investor(s)


Date